UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2007
NUVEEN INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11123	36-3817266
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

333 West Wacker Drive, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)
(312) 917-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On August 31, 2007, Nuveen Investments, Inc. (“we,” “us,” “Nuveen Investments,” or the “Company”) and other named defendants entered into a Memorandum of Understanding (“MOU”) with the plaintiffs in the putative class action lawsuits filed in the Circuit Court of Cook County, Illinois, Chancery Division, consolidated under the caption Robert Summerfield v. Nuveen Investments, Inc., et al., Case No. 07CH 16315, and in the Court of Chancery of the State of Delaware in and for New Castle County, captioned Brockton Contributory Retirement Sys. v. Nuveen Investments, Inc., Case No. 3060. These actions, as previously disclosed in our Definitive Proxy Statement filed with the Securities and Exchange Commission on August 14, 2007 (the “Definitive Proxy Statement”), were filed in connection with the Agreement and Plan of Merger (the “merger agreement”) entered into by Nuveen Investments on June 19, 2007, providing for the acquisition of Nuveen Investments by a group of private equity investors led by Madison Dearborn Partners, LLC.
     Under the terms of the MOU, Nuveen Investments, the other named defendants and plaintiffs have agreed to settle the above actions. Nuveen Investments and the other defendants deny the allegations in the actions and deny having committed, or having aided and abetted, any breach of fiduciary duty or other violation of state or federal law in connection with the entry into the merger agreement. The settlement will be subject to customary conditions, including court approval following notice to members of the proposed settlement class. If approved by the court, the settlement will resolve all claims that were or could have been brought on behalf of the proposed settlement class in the actions being settled, including all claims relating to the merger, the merger agreement and any disclosure made in connection therewith. In addition, as part of the proposed settlement, we have agreed to pay $1,000,000 to the plaintiffs’ counsel for their fees and expenses, subject to final approval of the settlement and such fees by the court. The merger may be consummated prior to final court approval of the settlement.
     The MOU will not affect the amount of consideration to be paid to the stockholders of Nuveen Investments in connection with the merger. In addition, the MOU will not affect the timing of the special meeting of stockholders of Nuveen Investments to consider and vote upon a proposal to adopt the merger agreement, which is scheduled to be held on September 18, 2007.
     Pursuant to the MOU, we have agreed to make the supplemental disclosures set forth below; however, the Company does not make any admission that such supplemental disclosures are material or that its prior disclosures were in any way inadequate or misleading. Important information concerning the proposed merger is set forth in the Definitive Proxy Statement. The information set forth herein should be read in conjunction with the Definitive Proxy Statement. Capitalized terms used herein shall have the meanings ascribed thereto in the Definitive Proxy Statement.
Supplemental Disclosures
1.	The following disclosure appearing on page 41 of the Definitive Proxy Statement in the section entitled “Proposal 1: Adoption of the Merger Agreement—Opinion of Goldman, Sachs & Co.—Trading Statistics for Selected Public Asset Managers Analysis”:
     Goldman Sachs calculated the selected companies’ ratios of current stock price / estimated calendar years 2007 and 2008 earnings per share and compared those calculations to our results based on our current market price and the proposed transaction price. The following table presents the results of this analysis:

					Nuveen Investments
Ratio	Range		Median		Current Price		Transaction Price
Price / 2007E Earnings per Share	15.8x - 30.1	x	19.4	x	20.5	x	24.5	x
Price / 2008E Earnings per Share	14.1x - 23.8	x	16.8	x	17.4	x	20.9	x

*	Price/Earnings ratios based on median IBES earnings estimates for calendar year. Market data as of June 18, 2007.

     Goldman Sachs also calculated and compared the ratio of levered market cap, calculated as equity value plus net debt, to each of most recent assets under management (“AUM”), last quarter annualized (“LQA”) revenue and last quarter annualized earnings before interest, taxes, depreciation and amortization (“EBITDA”). The following table presents the results of this analysis:

					Nuveen Investments
Ratio	Range		Median		Current Price		Transaction Price
Levered Market Cap / AUM	1.4% - 6.8%		3.2%		3.2%		3.8%
Levered Market Cap / LQA Revenue	3.0x - 7.1	x	4.8	x	6.6	x	7.9	x
Levered Market Cap / LQA EBITDA	10.6x - 19.2	x	13.7	x	13.8	x	16.5	x

*	All figures based on data from publicly available filings and SNL Financial. Market data as of June 18, 2007.
is supplemented with the following disclosure setting forth certain details behind the summary results presented:

	Price/		Price/
	2007E		2008E		Levered Market Cap(1) /							2008E
	Earnings		Earnings			LQA		LQA		Div.	IBES	P/E to
Company	per Share		per Share		AUM	Revenue		EBITDA(2)		Yield	Growth(3)	Growth
Nuveen Investments (June 18, 2007 Price)	20.5	x	17.4	x	3.2%	6.6x		13.8	x	1.8%	12.0%	1.5	x
Nuveen Investments (Transaction Price)	24.5		20.9		3.8	7.9		16.5		1.5	12.0	1.7

Peers
Franklin Resources	18.7	x	16.7	x	5.4%	4.8	x	14.0x		0.4%	16.0%	1.0	x
Alliance Bernstein	17.9		15.4		3.1	5.2		19.2		4.2	18.7	0.8
Blackrock(4)	22.1		18.9		1.7	4.2		14.7		1.7	25.0	0.8
T. Rowe Price	23.0		19.6		4.1	7.1		16.2		1.3	12.0	1.6
Legg Mason	19.4		16.6		1.4	3.0		10.7		0.8	15.0	1.1
Amvescap	15.8		14.1		2.3	3.9		10.6		1.7	15.0	0.9
Eaton Vance(5)	29.8		20.7		4.1	5.9		16.6		1.1	15.0	1.4
Janus Capital	30.1		23.8		3.2	5.3		17.0		0.1	18.0	1.3
Affiliated Managers	19.1		16.8		2.3	4.5		11.8		0.0	14.0	1.2
Federated Investors	17.9		16.0		1.6	3.8		11.3		2.2	10.0	1.6
Calamos(6)	19.8		18.8		6.8	6.1		13.7		1.7	9.5	2.0
Waddell & Reed	17.6		15.3		4.6	3.0		11.6		2.3	12.5	1.2
Cohen & Steers	25.4		22.2		5.4	5.7		12.6		1.7	15.0	1.5

High	30.1	x	23.8	x	6.8%	7.1	x	19.2	x	4.2%	25.0%	2.0	x
Low	15.8		14.1		1.4	3.0		10.6		0.0	9.5	0.8
Median	19.4		16.8		3.2	4.8		13.7		1.7	15.0	1.2

*	All figures based on data from publicly available filings and SNL Financial.

(1)	Preferred stock and capital securities are given 50% equity credit. Run-rate calculated by annualizing the most recent quarter figures.

(2)	Contingent deferred sales charges amortization not excluded from EBITDA.

(3)	IBES stands for Institutional Brokers’ Estimate System.

(4)	Pro forma for acquisition of Merrill Lynch Investment Managers.

(5)	Financial data as of April 30, 2007.

(6)	Calamos share count based on assumption that all shares are converted.
2.	The following disclosure appearing on page 42 of the Definitive Proxy Statement in the section entitled “Proposal 1: Adoption of the Merger Agreement—Opinion of Goldman, Sachs & Co.—Analysis of Selected Precedent Mergers and Acquisition Transactions”:
     For each of the precedent transactions, Goldman Sachs calculated and compared, among other things, the ratio of the estimated transaction value to the: (1) target company’s last twelve months EBITDA (“LTM EBITDA”); (2) target company’s last twelve months revenue (“LTM Revenue”); and (3) percentage of the target company’s AUM.
     The following table sets forth the results of this analysis:

							Nuveen
							Investments/Parent
Ratio	Range		Mean		Median		Transaction
Transaction Value / LTM EBITDA	7.3x - 18.5	x	11.8	x	12.3	x	18.0	x(1)
Transaction Value / LTM Revenue	1.9x - 5.7	x	3.7	x	3.7	x	8.4	x
Transaction Value / AUM	0.8% - 10.6%		3.2%		2.0%		3.8%

(1)	Nuveen Investments’ LTM EBITDA excludes Other Income / (Expense). Other Income / (Expense) includes gains and losses on investments and miscellaneous income, including gain or loss on the disposal of assets.
is supplemented with the following disclosure setting forth certain details behind the summary results presented:

				Transaction Value /
		Size		LTM		LTM
Date	Target/Acquirer	($mm)	Consideration	EBITDA		Revenue		AUM %

Feb-07	Putnam Investments / Great-West	$3,900	Cash	12.9	x	2.8	x	2.0
Jul-06	WM Advisors / Principal	740	Cash	12.3		N/A		2.8
Feb-06	ML Asset Management / BlackRock	9,487	Stock	15.3		5.5		1.8
Jun-06	Citigroup / Legg Mason	3,700	Cash / Asset	9.3		2.1		0.8
Aug-04	State Street Research / BlackRock	449	Cash	9.5		1.9		0.9
Jul-03	Neuberger Berman / Lehman Brothers	2,625	Cash / Stock	12.9		4.5		4.1
Jun-00	Bernstein / Alliance	3,500	Cash / Stock	10.5		N/A		4.1
Jun-00	United Asset Management / Old Mutual	2,225	Cash	7.3		2.5		1.2
Jun-00	Nvest / CDC	2,220	Cash	12.3		N/A		1.6
May-00	Pioneer / Unicredit	1,259	Cash	18.5		5.7		5.0
May-00	Trimark / AMVESCAP	1,810	Cash	9.2		4.8		10.6

Low		$449		7.3	x	1.9	x	0.8%
Mean		2,901		11.8		3.7		3.2
Median		2,225		12.3		3.7		2.0
High		9,487		18.5		5.7		10.6

Jun-07	Nuveen Investments / Parent	$6,302	Cash	18.0	x(1)	8.4	x	3.8%

Source: Public filings, public investor presentations and press releases.

(1)	Nuveen Investments’ LTM EBITDA excludes Other Income / (Expense). Other Income / (Expense) includes gains and losses on investments and miscellaneous income, including gain or loss on the disposal of assets.

3.	The disclosure appearing on pages 42-43 of the Definitive Proxy Statement in the section entitled “Proposal 1: Adoption of the Merger Agreement—Opinion of Goldman, Sachs & Co.—Illustrative Discounted Cash Flow Analysis” is supplemented with the following information:
     Illustrative Discounted Cash Flows Analysis. Goldman Sachs performed an illustrative discounted cash flow analysis (“DCF”) to determine the implied present value of our common stock. As part of its analysis, Goldman Sachs used discount rates ranging from 11% to 13% and illustrative terminal EBITDA multiples ranging from 11x to 15x based on estimated 2011 EBITDA multiples for Nuveen Investments. The illustrative discount rate range was derived by utilizing a weighted average cost of capital analysis based on certain financial metrics for Nuveen Investments and selected companies that exhibited similar business characteristics to Nuveen Investments. The applied discount rates were based upon Goldman Sachs’ judgment of an illustrative range based upon the above analysis. The illustrative terminal EBITDA multiple range was based on Nuveen Investments’ 5-year average LTM EBITDA multiple of approximately 12.6x as well as the historical LTM EBITDA multiples of selected companies that exhibited similar business characteristics to Nuveen Investments. To conduct this analysis, Goldman Sachs used two sets of projections based on, respectively, (1) projections of our management (“Management Projections”) and (2) analyst median estimates (“Analyst Median Projections”).
     Set forth below are certain figures used to calculate the free cash flow for purposes of the illustrative discounted cash flow analysis based on our management’s projections (dollars in millions):

	Fiscal Year End
	2007E	2008E	2009E	2010E	2011E

Tax-adjusted EBIT	$233	$254	$280	$315	$347
Plus: Depreciation & Amortization	$19	$19	$19	$19	$19
Less: Capital Expenditures	(19)	(19)	(19)	(19)	(19)
Less: Change in Net Working Capital	(5)	(4)	(4)	(5)	(6)
Less: Cash LLC Payments	(37)	(101)	(45)	(160)	(84)

Free Cash Flows	$191	$150	$231	$150	$258

     Set forth below are certain figures used to calculate the free cash flow for purposes of the illustrative discounted cash flow analysis based on analyst median projections (dollars in millions):

	Fiscal Year End
	2007E	2008E	2009E	2010E	2011E

Tax-adjusted EBIT	$235	$272	$302	$337	$376
Plus: Depreciation & Amortization	$19	$19	$19	$19	$19
Less: Capital Expenditures	(19)	(19)	(19)	(19)	(19)
Less: Change in Net Working Capital	(6)	(6)	(6)	(6)	(7)
Less: Cash LLC Payments	(37)	(101)	(45)	(160)	(84)

Free Cash Flows	$191	$165	$252	$171	$285

4.	The following disclosure appearing on page 49 of the Definitive Proxy Statement in the section entitled “Proposal 1: Adoption of the Merger Agreement—Opinion of Sandler O’Neill & Partners, L.P.—Comparable Company Analysis” is supplemented as follows (new text is underlined):
     The analysis compared the publicly available financial and market trading information for Nuveen Investments and the peer group as of and for the twelve-month period ended March 31, 2007, with pricing data as of June 15, 2007. The data are summarized in the table below.

	Comparable Group Analysis
	Nuveen Investments	Nuveen Investments
	Current	Offer
	Price(3)	Price(3)	Peer Group Median	Peer Group Mean	Peer Group High	Peer Group Low
Price/52 Week High Closing Price (%)	97.1	116.6	94.1	89.8	99.9	60.8

Price/GAAP2007 Earnings Per Share(1)	20.6	24.5	19.2	22.1	32.6	17.8

Price/GAAP2008 Earnings Per Share(1)	17.5	20.8	17.0	18.0	23.4	14.0

2007 PEG Ratio(2)	1.6	1.9	1.5	1.8	3.9	1.1

Enterprise Value/Last Twelve Months EBITDA	13.2	16.3	13.4	15.4	25.5	8.5

Enterprise Value/Last Twelve Months Revenue	6.9	8.6	5.3	5.2	8.2	2.9

Enterprise Value/AUM (%)	3.1	3.8	3.9	3.9	6.8	1.5

(1)	An evaluation of the transaction price relative to the Company’s projected 2007 and 2008 earnings per share estimates provided by the
Company. 2007 and 2008 EPS based on median I/B/E/S analyst estimates.

(2)	Represents Price/GAAP 2007 Earnings Per Share as a multiple of median I/B/E/S analyst long term growth rates.

(3)	Enterprise value includes equity of $5,767 million, debt of $595 million, minority interest of $41 million, less cash and cash equivalents of $107 million.
Financial data as of March 31, 2007; Market data as of June 15, 2007
Source: Bloomberg, Company Filings and Reports, SNL Financial
5.	The following disclosure appearing on page 50 of the Definitive Proxy Statement in the section entitled “Proposal 1: Adoption of the Merger Agreement—Opinion of Sandler O’Neill & Partners, L.P.—Analysis of Selected Merger Transactions”:
     Analysis of Selected Merger Transactions. Sandler O’Neill reviewed 30 merger transactions announced from January 1, 2000 through June 15, 2007 involving asset management companies. Sandler O’Neill reviewed the following high, low, mean and median multiples related to those selected merger transactions: transaction price at announcement to 30 day prior market price, transaction value to last twelve months’ net income, transaction value to last twelve months revenue, transaction value to last twelve months EBITDA and transaction value to assets under management. As illustrated in the following table, Sandler O’Neill derived imputed ranges of values per share for our common stock of $36.15 to $65.74 based upon the median multiples for the asset management companies.
Comparable Transaction Multiples

	Median		Median
	Group		Implied
	Multiple		Value
Last Twelve Months Revenue (1) (2)	5.1	x	$36.15
Last Twelve Months EBITDA (1) (2)	11.1	x	$42.26
Last Twelve Months EPS	24.0	x	$56.40
Premium to 30 Day Prior Market	24.0%		$65.74
MRQ AUM (1) (2)	2.3%		$36.24

(1)	For Median Imputed Value, equity value derived from enterprise value by adjusting for debt of $595 million, minority interest of $41 million, and adding cash and cash equivalents of $107 million outstanding.

(2)	For Median Imputed Value, imputed per share values based on Nuveen Investments’ fully diluted share count as of June 4, 2007, which includes 79.786 million basic shares outstanding, 15.078 million options outstanding with a weighted average strike price of $28.5009, 0.450 million restricted shares outstanding and 0.020 million restricted stock units outstanding.
Financial data as of March 31, 2007; Market data as of June 15, 2007
Source: Bloomberg, Company Filings and Reports, SNL Financial

is supplemented with the following disclosure:
     The transactions Sandler O’Neill reviewed are as follows:

			Deal Value /
		Deal	LTM
	Announce	Value	Earnings	Revenue	EBITDA	AUM
Deal	Date	($mm)	(x)	(x)	(x)	(%)
2007
Power Corp. of Canada / Putnam LLC	1/31/2007	$3,900	NA	2.8x	12.9x	2.0%
2006
Morgan Stanley / FrontPoint Partners LLC	10/31/2006	400	NA	NA	NA	7.3
Principal Financial Group / Washington Mutual Advisors	7/25/2006	740	22.4	NA	NA	2.8
AMVESCAP Plc / WL Ross & Co LLC	7/23/2006	375	NA	NA	NA	10.7
Genworth Financial, Inc. / Assetmark Investment Services, Inc.	6/29/2006	340	NA	NA	NA	4.3
Blackrock, Inc. / Merrill Lynch Investment Managers, L.P.	2/15/2006	9,487	24.0	5.5	12.7	1.8
2005
Legg Mason, Inc. / Citi Asset Management Business	12/1/2005	3,700	15.3	2.7	9.9	0.8
Sanders Morris Harris Group / Edelman Financial Center Inc.	5/10/2005	129	NA	7.3	7.6	6.4
2004
Blackrock, Inc. / State Street Research Management	8/26/2004	448	NA	1.6	8.0	0.9
SunTrust Banks Inc. / Seix Investment Advisors, Inc.	4/13/2004	300	NA	NA	NA	1.8
2003
AMVESCAP Plc / Stein Roe Investment Counsel LLC	11/20/2003	161	NA	NA	NA	2.2
Lehman Brothers Holdings Inc. / Neuberger Berman Inc.	7/21/2003	2,947	26.8	5.1	12.7	5.2
Goldman Sachs Group Inc. / Ayco Company, L.P.	4/15/2003	151	NA	NA	NA	2.3
2002
Nuveen Investments / NWQ Investment Management Co.	5/28/2002	141		4.7	10.7	2.0
2001
Phoenix Companies Inc. / 60% of Kayne Anderson Rudnick	11/12/2001	167	NA	NA	NA	3.8
Legg Mason Inc. / Royce & Associates Inc.	7/16/2001	215	NA	NA	13.1	4.1
MA Mutual Life Insurance Co. / Tremont Advisers Inc.	7/10/2001	145	33.9	5.9	NA	1.8
Nuveen Investments / Symphony Asset Management	6/15/2001	210	NA	NA	10.2	4.8
FleetBoston Financial Corp. / Liberty Financial	6/1/2001	900	NA	NA	11.5	1.8
AMVESCAP Plc / National Asset Management Corp.	2/28/2001	285	NM	7.6	NA	1.7
2000
Franklin Resources Inc. / Fiduciary Trust Co. International	10/25/2000	825	35.8	4.3	NA	1.6
ABN AMRO / Alleghany Asset Management	10/18/2000	825	NA	NA	15.1	1.8
Franklin Resources Inc. / Bisset & Associates	7/26/2000	97	NA	6.7	NA	2.5
Alliance Capital / Sandford C. Bernstein	6/20/2000	3,545	NA	NA	10.5	4.1
Old Mutual plc/United Asset Management	6/19/2000	2,229	NA	1.6	7.3	1.1
Caisse de Depots / Nvest Companies LP	6/16/2000	2,023	NA	NA	11.8	1.5
Liberty Financial Cos. / Wanger Asset Management LP	6/12/2000	450	NA	NA	NA	5.1
UniCredito Italiano SpA / Pioneer Group Inc.	5/15/2000	1,270	NM	5.2	NA	5.2
AMVESCAP / Trimark	5/9/2000	1,810	NA	4.8	9.2	10.6
Legg Mason Inc. / Perigee Inc.	3/10/2000	208	22.4	7.3	12.0	1.5
Financial data as of March 31, 2007; Market data as of June 15, 2007
Source: Bloomberg, Company Filings, FactSet, SNL Financial
     Sandler O’Neill calculated the following multiples with respect to the comparable transactions:

	Comparable Transaction Multiples
				Premium
	LTM	LTM	LTM	to 30 Day Prior	MRQ
	Revenue	EBITDA	EPS	Market	AUM

High	7.6x	15.1x	35.8x	105.0%	10.7%
Low	1.6x	7.3x	15.3x	11.0%	0.8%
Mean	4.9x	11.0x	25.8x	45.0%	3.5%
Median	5.1x	11.1x	24.0x	24.0%	2.3%

		Aggregate Equity and Per Share Values to Nuveen Investments’ Stockholders based on:
					Premium
		LTM	LTM	LTM	to 30 Day Prior	MRQ
		Revenue (1)(2)	EBITDA (1) (2)	EPS	Market	AUM (1) (2)

Per Share	High	$56.79	$59.64	$84.06	$108.69	$194.61
	Low	$6.97	$25.75	$35.96	$58.85	$9.01
	Mean	$34.34	$41.62	$60.62	$76.88	$58.64
	Median	$36.15	$42.26	$56.40	$65.74	$36.24

(1)	Equity value derived from Enterprise value by adjusting for debt of $595 million, minority interest of $41 million, and adding cash and cash equivalents of $107 million outstanding.

(2)	Imputed per share values based on Nuveen Investments’ fully diluted share count as of June 4, 2007, which includes 79.786 million basic shares outstanding, 15.078 million options outstanding with a weighted average strike price of $28.5009, 0.450 million restricted shares outstanding and 0.022 million restricted stock units outstanding.
Financial data as of March 31, 2007; Market data as of June 15, 2007
Source: Bloomberg, Company Filings and Reports, SNL Financial
6.	The disclosure appearing on pages 50-52 of the Definitive Proxy Statement in the section entitled “Proposal 1: Adoption of the Merger Agreement—Opinion of Sandler O’Neill & Partners, L.P.—Discounted Cash Flow of the Company and Terminal Value Analysis” is supplemented with the following information:
     Discounted Cash Flow of the Company and Terminal Value Analysis. Sandler O’Neill performed an analysis that estimated the future streams of cash flow of the Company through December 31, 2010 under various circumstances. The analysis assumed our projected cash flow streams assuming we performed in accordance with the financial projections for 2007 through 2010 as provided by our management. The cash flow streams and terminal values were then discounted to present values using different discount rates ranging from 10.0% to 14.0%. The primary discount rate of 11.8% was chosen by Sandler O’Neill based upon Sandler O’Neill’s calculation of the Company’s cost of equity, which is the sum of the 10-year U.S. Treasury rate on June 15, 2007 plus the product of (i) the equity risk premium derived from data from Ibbotson Associates, which is the additional return an investor expects to receive to compensate for the additional risk associated with investing in equities as opposed to riskless assets and (ii) the Company’s “Risk Beta,” which is a measure of stock price volatility, as derived from certain information as published on Bloomberg. The analysis used the budgeted EBITDA as provided by management of the Company and an assumed range was applied to that budgeted EBITDA of 15% under budget to 15% over budget, using a terminal EBITDA multiple of 13.0x and a discount rate of 11.8% for each respective tabular analysis. As illustrated in the following tables, this analysis indicated an imputed range of values per share for our common stock of $44.16 to $67.69 when applying the terminal EBITDA multiples and discount rates to the matched budget, $39.46 to $74.37 when applying the terminal EBITDA multiples to the -15% to +15% budget range, and $43.09 to $68.84 when applying the discount rates to the -15% to +15% budget range.
7.	The following disclosure appearing on page 53 of the Definitive Proxy Statement in the section entitled “Proposal 1: Adoption of the Merger Agreement—Financial Projections” is supplemented to add our management’s projections with respect to assets under management (new text is underlined):

	Fiscal Year End(1)
	2007E(2)	2008E(2)	2009E(2)	2010E(2)
Ending AUM	$173,800	$192,000	$212,000	$234,000

Revenues	$811	$886	$975	$1,076
EBIT	$383	$417	$459	$516
Net Income	$218	$240	$266	$302
EPS	$2.62	$2.86	$3.17	$3.59

(1)	Financial projections for all fiscal years were provided to the special committee, our board of directors, Goldman Sachs, Sandler O’Neill, Madison Dearborn and potential co-investors with Madison Dearborn.

(2)	All numbers in the above chart are in millions, except per share data. In preparing the projections, our management assumed a market appreciation of assets under management of 5% and 0% for equities and fixed income, respectively, in 2007; and 5.5% and 1.5% for equities and fixed income, respectively, in 2008-2010. In addition, structuring or similar fees and support costs which we expect to incur in 2007-2010 in connection with our anticipated launches of closed-end funds and other structured products are not included in these projections.
8.	As of the date of this report, no member of our management has entered into any amendments or modifications to existing employment agreements with us or our subsidiaries in connection with the merger. In addition, as of the date of this report, except as otherwise described in the Definitive Proxy Statement, no member of our management has entered into any agreement, arrangement or understanding with Parent or any of its affiliates regarding employment with, or the right to purchase or participate in the equity plans of, Parent or the surviving corporation.
Additional Information and Where to Find It
     In connection with the proposed transaction, the Company has filed the Definitive Proxy Statement, which has been mailed to its stockholders. The Company’s stockholders are urged to read the Definitive Proxy Statement and any other relevant documents filed with the SEC, as they contain important information about the Company and the proposed transaction. Stockholders may read and copy the Definitive Proxy Statement and any other relevant materials, reports, statements or other information filed by us at the SEC’s public reference room at Station Place, 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this information by mail from the public reference section of the SEC at Station Place, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. Our SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website located at www.sec.gov. You can also inspect reports, proxy statements and other information about us at the offices of The New York Stock Exchange. For further information on obtaining copies of our public filings at The New York Stock Exchange, you should call (212) 656-3000.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nuveen Investments, Inc.

Date: September 4, 2007	By:	/s/ John L. MacCarthy

	Name:	John L. MacCarthy
	Title:	Senior Vice President